APPENDIX A

Funds and Classes as of November 19, 2014

Fund / Fund Family	Share Classes	Share Class Features(1)
		12b-1 Plan(2)	Front-End Sales Charge(3)	Contingent Deferred Sales Charge(3)
ACM DYNAMIC OPPORTUNITY FUND*	A	✓	✓	✓
I
CANE ALTERNATIVE STRATEGIES FUND	A	✓	✓
	C	✓		✓
I
COUNTERPOINT TACTICAL INCOME FUND*	A	✓	✓
	C	✓
I
COZAD SMALL CAP VALUE FUND	A	✓	✓
	N	✓
I
EVEN KEEL FUNDS Even Keel Explorer Managed Risk Fund Even Keel Managed Risk Fund Even Keel Opportunities Managed Risk Fund Even Keel Traveler Managed Risk Fund	A	✓
I
FOOTPRINTS DISCOVER VALUE FUND	A	✓	✓
	C	✓
I
	N	✓

GOOD HARBOR FUNDS

Good Harbor Tactical Core Developed Markets Fund

Good Harbor Tactical Core Emerging Markets Fund

Good Harbor Tactical Core US Fund

Tactical Core US II Fund

Good Harbor Tactical Currency Fund

Good Harbor Tactical Equity Income Fund

	A	✓
	C	✓		✓
I
HCM TACTICAL GROWTH FUND	A	✓	✓	✓
	C	✓
I
	R	✓
ISSACHAR FUND	N	✓
I
NEWFOUND FUNDS Newfound Multi-Asset Fund Newfound Risk Managed Global Sectors Fund Newfound Total Return Fund	A	✓	✓
	C	✓
I
PERSIMMON LONG/SHORT FUND	A	✓	✓
	C	✓		✓
I
PINNACLE TACTICAL ALLOCATION FUND	A	✓	✓
	C	✓		✓
I
RAYLOR MANAGED FUTURES STRATEGY FUND	A	✓	✓	✓
	C	✓
I
RESQ FUNDS RESQ Absolute Equity Fund RESQ Absolute Income Fund	A	✓	✓
	C	✓		✓
I

SWAN DEFINED RISK EMERGING MARKETS FUND*	A	✓	✓	✓
	C	✓
I
SWAN DEFINED RISK FUND	A	✓	✓	✓
	C	✓
I
	No-Load	✓
TACTICAL ASSET ALLOCATION FUND	A	✓	✓
I
TETON VALLEY FUND	A	✓	✓
I
THE COVERED BRIDGE FUND	A	✓	✓
	C	✓		✓
I

(1) The features and expenses of each share class are described in further detail in the respective Fund’s Prospectus.

(2) The distribution and shareholder servicing expenses of a share class are provided for in the Fund’s respective 12b-1 Plan.

(3) The sales charges associated with a share class are described further in the respective Fund’s Prospectus.

* Fund or share class has not commenced operations as of the date listed below.

IN WITNESS WHEREOF, the Trust has executed this amended Multi-Class Plan as of the 19th day of November, 2014.

NORTHERN LIGHTS FUND TRUST III

By:  /s/ Andrew Rogers

      Andrew Rogers, President

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